Joint Filer Information

Name: Black Diamond Offshore Ltd.

Address: 2100 McKinney Avenue, Suite 1800

Dallas, TX 75201

Designated Filer: Carlson Capital, L.P.

Issuer: Tri Pointe Homes, Inc.

Date of Event Requiring Statement: June 30, 2014

Signature:

BLACK DIAMOND OFFSHORE LTD.

By: Carlson Capital, LP, its investment manager

By: Asgard Investment Corp. II, its general partner

/s/ Clint D. Carlson

By: Clint D. Carlson

Title: President

Name: Double Black Diamond Offshore Ltd.

Address: 2100 McKinney Avenue, Suite 1800

Dallas, TX 75201

Designated Filer: Carlson Capital, L.P.

Issuer: Tri Pointe Homes, Inc.

Date of Event Requiring Statement: June 30, 2014

Signature:

DOUBLE BLACK DIAMOND OFFSHORE LTD.

By: Carlson Capital, LP, its investment manager

By: Asgard Investment Corp. II, its general partner

/s/ Clint D. Carlson

By: Clint D. Carlson

Title: President

Name: Black Diamond Relative Value Offshore Ltd.

Address: 2100 McKinney Avenue, Suite 1800

Dallas, TX 75201

Designated Filer: Carlson Capital, L.P.

Issuer: Tri Pointe Homes, Inc.

Date of Event Requiring Statement: June 30, 2014

Signature:

BLACK DIAMOND RELATIVE VALUE OFFSHORE LTD.

By: Carlson Capital, L.P., its investment manager

By: Asgard Investment Corp. II, its general partner

/s/ Clint D. Carlson

By: Clint D. Carlson

Title: President

Name: Black Diamond Arbitrage Offshore Ltd.

Address: 2100 McKinney Avenue, Suite 1800

Dallas, TX 75201

Designated Filer: Carlson Capital, L.P.

Issuer: Tri Pointe Homes, Inc.

Date of Event Requiring Statement: June 30, 2014

Signature:

BLACK DIAMOND ARBITRAGE OFFSHORE LTD.

By: Carlson Capital, L.P., its investment manager

By: Asgard Investment Corp. II, its general partner

/s/ Clint D. Carlson

By: Clint D. Carlson

Title: President

Name: Black Diamond Thematic Offshore Ltd.

Address: 2100 McKinney Avenue, Suite 1800

Dallas, TX 75201

Designated Filer: Carlson Capital, L.P.

Issuer: Tri Pointe Homes, Inc.

Date of Event Requiring Statement: June 30, 2014

Signature:

BLACK DIAMOND THEMATIC OFFSHORE LTD.

By: Carlson Capital, L.P., its investment manager

By: Asgard Investment Corp. II, its general partner

/s/ Clint D. Carlson

By: Clint D. Carlson

Title: President

Name: Asgard Investment Corp.

Address: 2100 McKinney Avenue, Suite 1800

Dallas, TX 75201

Designated Filer: Carlson Capital, L.P.

Issuer: Tri Pointe Homes, Inc.

Date of Event Requiring Statement: June 30, 2014

Signature:

ASGARD INVESTMENT CORP.

/s/ Clint D. Carlson

By: Clint D. Carlson

Title: President

Name: Asgard Investment Corp. II

Address: 2100 McKinney Avenue, Suite 1800

Dallas, TX 75201

Designated Filer: Carlson Capital, L.P.

Issuer: Tri Pointe Homes, Inc.

Date of Event Requiring Statement: June 30, 2014

Signature:

ASGARD INVESTMENT CORP. II

/s/ Clint D. Carlson

Name: Clint D. Carlson

Title: President

Name: Clint D. Carlson

Address: 2100 McKinney Avenue, Suite 1800

Dallas, TX 75201

Designated Filer: Carlson Capital, L.P.

Issuer: Tri Pointe Homes, Inc.

Date of Event Requiring Statement: June 30, 2014

Signature:

/s/ Clint D. Carlson

Clint D. Carlson